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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2009

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-50697 (Commission File Number)	33-1089684 (IRS Employer Identification No.)
280 Park Avenue, 22nd Floor, Building East, New York, NY (Address of Principal Executive Offices)		10017 (Zip Code)

Registrant's telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On August 14, 2009, the registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein.

        The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01    Other Events

        On March 25, 2009, the registrant filed a global shelf registration statement on Form N-2 (File No. 333-158211) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") . The Commission declared the Registration Statement effective on June 26, 2009. On August 14, 2009, the registrant filed with the Commission a Prospectus Supplement to the Registration Statement (the "Prospectus Supplement") pursuant to Rule 497 under the Securities Act of 1933, relating to an offering of shares of common stock. The Prospectus Supplement is included herewith as Exhibit 99.2, and by this reference incorporated herein.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits:

Exhibit Number	Description
99.1	Press Release, dated as of August 14, 2009
99.2	Prospectus Supplement, dated as of August 14, 2009

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: August 14, 2009
	By:	/s/ RICHARD S. DAVIS
	Name:	Richard S. Davis
	Title:	Chief Financial Officer

 Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated as of August 14, 2009
99.2	Prospectus Supplement, dated as of August 14, 2009

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  Item 7.01 Regulation FD Disclosure.
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index